UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 10, 2010

Wachovia Preferred Funding Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31557	56-1986430
(Commission File Number)	(IRS Employer Identification No.)

1620 East Roseville Parkway Roseville, California	95661
(Address of Principal Executive Offices)	(Zip Code)

(877) 867-7378

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Wachovia Preferred Funding Corp. (“WPFC”) held its annual meeting of stockholders on May 10, 2010. At the meeting, stockholders elected all four nominees for election as director of WPFC. Set forth below are the names of the nominees for election as director of WPFC, and the votes cast for and against/abstain. As the election of directors was the only matter to be acted upon at the meeting, there were no broker non-votes.

Name	For	Against/Abstain
James E. Alward	105,563,972	52,701
Howard T. Hoover	105,563,794	52,879
Charles F. Jones	105,563,627	53,047
Mark C. Oman	105,563,309	53,365

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA PREFERRED FUNDING CORP.

Date: May 17, 2010	By:	/s/ Ross E. Jeffries, Jr.
Name: Ross E. Jeffries, Jr.
Title: Senior Vice President and Secretary